Income taxes	12 Months Ended
Dec. 31, 2023
Major components of tax expense (income) [abstract]
Income taxes	2.5. Income taxes
Accounting policies
Income tax expense comprises current tax and deferred tax.
Tax is recognized in the income statement except to the
extent that it relates to items recognized in other
comprehensive income, or directly in equity, in which case
the related tax is recognized in other comprehensive income
or equity, respectively.
Current taxes are calculated based on the results of the
Group companies in accordance with local tax laws and using
tax rates that are enacted or substantively enacted at the
reporting date. Corporate taxes withheld at the source of
the income on behalf of Group companies are accounted
for as income taxes when determined to represent a tax on
net income.
Deferred tax assets and liabilities are determined using the balance sheet liability method for all temporary differences arising between the tax bases of assets and liabilities and
their carrying amounts in the statement of financial
position. Deferred tax assets are recognized to the extent
it is probable that future taxable profit will be available
against which the unused tax losses, unused tax credits
and deductible temporary differences can be utilized in
the relevant jurisdictions. Deferred tax assets are assessed for realizability at each reporting date. When facts and
circumstances indicate it is no longer probable that
deferred tax assets will be utilized, adjustments are made
as necessary.
Deferred tax liabilities are recognized for taxable temporary differences, and for temporary differences that arise
between the fair value and the tax base of identifiable net
assets acquired in business combinations. Deferred tax
liabilities are not recognized if they arise from the initial recognition of goodwill. Deferred tax liabilities are
recognized on taxable temporary differences associated
with investments in subsidiaries, associates and joint
arrangements, unless the timing of the reversal of the
temporary difference is controlled by Nokia, and it is
probable that the temporary difference will not reverse
in the foreseeable future. Nokia applies the exception to
recognizing and disclosing information about deferred
tax assets and liabilities related to Pillar Two income taxes.
Deferred tax assets and deferred tax liabilities are measured using the enacted or substantively enacted tax rates at
the reporting date that are expected to apply in the
period when the asset is realized or the liability is settled.
Deferred tax assets and liabilities are not discounted.
Deferred tax assets and deferred tax liabilities are offset for presentation purposes when there is a legally enforceable
right to set off current tax assets against current tax
liabilities, and the deferred tax assets and deferred tax
liabilities relate to income taxes levied by the same taxation authority on either the same taxable entity or different
taxable entities which intend either to settle current tax
liabilities and assets on a net basis, or realize the assets and settle the liabilities simultaneously in each future period
in which significant amounts of deferred tax liabilities or
deferred tax assets are expected to be settled or recovered.
Nokia periodically evaluates positions taken in tax returns
in situations where applicable tax regulation is subject to
interpretation. The amounts of current and deferred tax
assets and liabilities are adjusted when it is considered
probable, i.e. more likely than not, that certain tax positions may not be fully sustained upon review by tax authorities.
The amounts recorded are based on the most likely amount
or the expected value, depending on which method Nokia
expects to better predict the resolution of the uncertainty, at each reporting date.
Critical accounting judgment
Nokia is subject to income taxes in the jurisdictions in
which it operates. Judgment is required in determining
current tax expense, uncertain tax positions, deferred
tax assets and deferred tax liabilities; and the extent to
which deferred tax assets can be recognized.
Estimates related to the recoverability of deferred tax
assets are based on forecast future taxable income
and tax planning strategies. Based on these estimates
and assumptions, at 31 December 2023 Nokia has
EUR 21 569 million (EUR 20 214 million in 2022) of
unused tax losses, unused tax credits and deductible
temporary differences for which no deferred tax assets
are recognized due to uncertainty of utilization. The
majority of the unrecognized deferred tax assets relate
to France.
The utilization of deferred tax assets is dependent on
future taxable profit in excess of the profit arising from
the reversal of existing taxable temporary differences.
The recognition of deferred tax assets is based on the
assessment of whether it is probable that sufficient
taxable profit will be available in the future to utilize the unused tax losses, unused tax credits and deductible
temporary differences before the unused tax losses
and unused tax credits expire. Recognition of deferred
tax assets involves judgment regarding the future
financial performance of the particular legal entity
or tax group that has recognized the deferred tax asset.
At 31 December 2022, Nokia re-recognized deferred
tax assets of EUR 2.5 billion related to Finland in the
statement of financial position.
Components of the income tax expense/benefit

EURm	2023	2022	2021
Current tax expense	(431)	(426)	(409)
Deferred tax (expense)/benefit	(394)	2 452	137
Total	(825)	2 026	(272)
Income tax reconciliation
Reconciliation of the difference between income tax computed at the statutory rate in Finland of
20% and income tax recognized in the income statement:

EURm	2023	2022	2021
Income tax expense at statutory rate	(300)	(437)	(385)
Permanent differences	139	87	47
Non-creditable withholding taxes	(41)	(72)	(37)
Income taxes for prior years(1)	22	3	95
Effect of different tax rates of subsidiaries operating in other jurisdictions	(140)	(68)	(57)
Effect of deferred tax assets not recognized(2)	(524)	(107)	(77)
Benefit arising from previously unrecognized deferred tax assets(3)	25	2 646	187
Net (increase)/decrease in uncertain tax positions	(15)	9	(29)
Change in income tax rates	32	24	17
Income taxes on undistributed earnings	(23)	(59)	(33)
Total	(825)	2 026	(272)
(1)In 2021, relates primarily to a tax benefit related to past operating model integration.
(2)In 2023, includes a remeasurement of deferred tax assets related to internal operating model change.
(3)In 2022, includes a re-recognition of deferred tax assets related to Finland.
Income tax liabilities and assets include a net liability of EUR 184 million (EUR 182 million in 2022)
relating to uncertain tax positions with inherently uncertain timing of cash outflows.
Prior period income tax returns for certain Group companies are under examination by local tax authorities. Nokia has ongoing tax investigations in various jurisdictions, including the United
States, Canada, India, Brazil, Saudi Arabia, France, China and South Korea. Nokia’s business and investments, especially in emerging market countries, may be subject to uncertainties, including unfavorable or unpredictable tax treatment. Management judgment and a degree of estimation are required in determining the tax expense or benefit. Even though management does not expect that any significant additional taxes in excess of those already provided for will arise as a result of these examinations, the outcome or actual cost of settlement may vary materially from estimates.
Deferred tax assets and liabilities
Deferred tax assets and liabilities relate to the following:

	2023			2022
	Deferred	Deferred	Net	Deferred	Deferred	Net
EURm	tax assets	tax liabilities	balance	tax assets	tax liabilities	balance
Tax losses carried forward and unused tax credits	1 083	(21)		1 011	—
Undistributed earnings	—	(215)		—	(193)
Intangible assets and property, plant and equipment	2 962	(312)		3 267	(309)
Right-of-use assets	—	(177)		—	(177)
Defined benefit pension assets	—	(1 913)		—	(1 989)
Other non-current assets	83	(37)		66	(30)
Inventories	185	(18)		216	(18)
Other current assets	221	(93)		225	(95)
Lease liabilities	156	—		176	—
Defined benefit pension and other post-employment liabilities	991	—		925	—
Other non-current liabilities	14	(1)		18	—
Provisions	245	(138)		311	(73)
Other current liabilities	301	(184)		326	(154)
Other temporary differences	33	(17)		27	(28)
Total before netting	6 274	(3 126)	3 148	6 568	(3 066)	3 502
Netting of deferred tax assets and liabilities	(2 401)	2 401	—	(2 734)	2 734	—
Total after netting	3 873	(725)	3 148	3 834	(332)	3 502
In 2023 Nokia recognized a deferred tax expense and a decrease in deferred tax assets of
EUR 0.4 billion due to an internal transaction related to an operating model change that led to a remeasurement of deferred tax assets in Finland and the United States.
Nokia has undistributed earnings of EUR 356 million (EUR 388 million in 2022) for which a deferred tax liability has not been recognized as these earnings will not be distributed in the foreseeable future.
Movements in the net deferred tax balance during the year:

EURm	2023	2022	2021
1 January	3 502	990	1 562
Recognized in income statement, continuing operations	(394)	2 452	137
Recognized in other comprehensive income	51	56	(753)
Other	(3)	2	(6)
Translation differences	(8)	2	50
31 December	3 148	3 502	990
In addition, at 31 December 2023, Nokia has unrecognized deferred tax assets of which the majority relate to France. These deferred tax assets have not been recognized due to uncertainty regarding their utilization. A significant portion of the French unrecognized deferred tax assets are indefinite in nature and available against future French tax liabilities, subject to a limitation of 50% of annual taxable profits.
Amount of temporary differences, tax losses carried forward and tax credits for which no deferred tax asset was recognized due to uncertainty of utilization:

EURm	2023	2022
Temporary differences	1 743	1 579
Tax losses carried forward	19 482	18 324
Tax credits	344	311
Total	21 569	20 214
Expiry of tax losses carried forward and unused tax credits:

	2023			2022
EURm	Recognized	Unrecognized	Total	Recognized	Unrecognized	Total
Tax losses carried forward
Within 10 years	1 375	1 025	2 400	1 344	1 247	2 591
Thereafter	17	—	17	—	4	4
No expiry	2 229	18 457	20 686	2 095	17 073	19 168
Total	3 621	19 482	23 103	3 439	18 324	21 763
Tax credits
Within 10 years	143	329	472	85	286	371
Thereafter	48	1	49	47	4	51
No expiry	154	14	168	117	21	138
Total	345	344	689	249	311	560
Nokia continually evaluates the probability of utilizing its deferred tax assets and considers both positive and negative evidence in its assessment. At 31 December 2021, Nokia concluded based on its assessment that it was not probable that it would have been able to utilize the unused tax losses, unused tax credits and deductible temporary differences in Finland, which were generated over a longer period including as a result of historical operating performance and integration costs in Finland related to the 2016 acquisition of Alcatel-Lucent. This conclusion was based on the weighting of objective negative evidence of cumulative taxable losses against more subjective positive evidence. The primary factors in this weighting were the more objective record of a pattern of historical financial performance compared to the more inherently subjective expectations regarding future financial performance in Finland.
In 2022, Nokia generated accounting and taxable profit in Finland and there were improvements in financial performance compared to preceding periods. The changes arose from the underlying improvements in operating performance. These improvements are expected to be sustained in the upcoming years, as well as over the longer term. In addition, Nokia has determined that, in
2022, a pattern of material taxable profits was re-established in Finland. Nokia’s re-established pattern of profitability together with Nokia’s forecasts of future taxable profit in Finland provides positive evidence about its ability to utilize the unused tax losses and deductible temporary differences in Finland. At 31 December 2022, Nokia concluded based on its assessment that it is probable that it will be able to utilize the unused tax losses and deductible temporary differences and re-recognized deferred tax assets of EUR 2.5 billion in the statement of financial position.
In 2023, Nokia generated accounting and taxable profit in Finland and continued to recognize net deferred tax assets related to Finland. In performing its assessment, Nokia has not applied any cut-off period, other than expiry under the relevant tax legislation. A significant portion of
Finnish deferred tax assets are indefinite in nature and available fully against future Finnish tax liabilities. Due to the non-expiry of these assets, the sensitivity of future profit projections affects mainly the period of time over which the deferred tax assets are expected to be utilized.
Income tax related to items of other comprehensive income

	2023			2022			2021
EURm	Gross	Tax	Net	Gross	Tax	Net	Gross	Tax	Net
Remeasurements of defined benefit plans	(343)	61	(282)	(424)	77	(347)	3 040	(755)	2 285
Translation differences	(535)	7	(528)	710	1	711	1 153	2	1 155
Net investment hedges	135	(27)	108	(127)	(20)	(147)	(249)	—	(249)
Cash flow and other hedges	(61)	10	(51)	83	(15)	68	—	—	—
Financial assets at fair value through other comprehensive income	10	—	10	(46)	13	(33)	7	—	7
Other decrease	(4)	—	(4)	(3)	—	(3)	—	—	—
Total	(798)	51	(747)	193	56	249	3 951	(753)	3 198
OECD Pillar Two model rules
Nokia is within the scope of the OECD Pillar Two model rules, which introduce a global minimum tax rate of 15% per
jurisdiction. Pillar Two legislation has been enacted in Finland, the jurisdiction in which Nokia is incorporated, and will come into effect from 1 January 2024. Since the Pillar Two legislation was not effective at the reporting date, Nokia has no related current tax expense. Nokia applies the exemption to
recognizing and disclosing information about deferred tax
assets and liabilities related to Pillar Two income taxes, as provided in the amendments to IAS 12 issued in May 2023.
Nokia has performed an analysis of the expected impact of the
Pillar Two legislation and based on this analysis the impact on income tax expense and effective tax rate in the short term is expected to be immaterial. The main elements of this analysis were the following:
■Current understanding of the interpretation of the rules.
■Applicability of the safe harbors for recent years provided for in the Pillar Two legislation.
■Analysis of potential income tax expense in respect of
jurisdictions not meeting safe harbor tests.